UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2011

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 3, 2011, PPL Corporation (“PPL”) issued a press release announcing its financial results for the quarter ended September 30, 2011, and other business matters.  A copy of the press release is furnished as Exhibit 99.1.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On November 3, 2011, at 9:00 a.m. (Eastern Time), members of PPL’s senior management will hold a teleconference and webcast with financial analysts to discuss PPL’s financial results for the quarter ended September 30, 2011, and other business matters.  A copy of the slides to be used during the webcast is furnished as Exhibit 99.2.  The event will be available live, in audio format, along with the slides, on PPL’s Internet Web site:  www.pplweb.com.  The webcast will be available for replay on PPL’s Web site for 30 days.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release, dated November 3, 2011, announcing PPL’s financial results for the quarter ended September 30, 2011, and other business matters.
	99.2 -	Slides to be used on the November 3, 2011 webcast among members of PPL’s senior management and financial analysts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Vincent Sorgi
Vincent Sorgi Vice President and Controller

Dated:  November 3, 2011